                                                                  EXHIBIT 10.28



                             UNISYS CORPORATION

                         SOFTWARE LICENSE AGREEMENT

                                    WITH

                       PHOENIX INTERNATIONAL LTD, INC.

                           SOFTWARE LICENSE AGREEMENT

                               TABLE OF CONTENTS

SECTION 1 - DEFINITIONS . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   1
SECTION 2 - GRANT OF LICENSE; UNDERTAKING TO
            PROMOTE AND MARKET  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   6
SECTION 3 - EXCLUSIVITY . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   7
SECTION 4 - NO COMPETING PRODUCTS . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   9
SECTION 5 - TERM  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  10
SECTION 6 - PAYMENT/INVOICES  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  11
SECTION 7 - DELIVERABLES  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  12
SECTION 8 - CHANGES . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  13
SECTION 9 - SERVICES  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  15
SECTION 10 - NOTICES  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  16
SECTION 11 - TERMINATION  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  17

         11.1    Termination  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  17
         11.2    Effect of Termination  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  19
         11.3    General  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  20

SECTION 12 - TAXES  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  20
SECTION 13 - CONFIDENTIAL INFORMATION AND DISCLOSURE  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  21
SECTION 14 - POWER AND AUTHORITY  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  23
SECTION 15 - LIMITED WARRANTY . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  23
SECTION 16 - DISCLAIMER . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  23
SECTION 17 - LIMITATION OF LIABILITY  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  23
SECTION 18 - TITLE  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  24
SECTION 19 - OTHER INTELLECTUAL PROPERTY MATTERS  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  25
SECTION 20 - SOURCE CODE  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  26
SECTION 21 - FORCE MAJEURE  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  27
SECTION 22 - ASSIGNMENT, ETC. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  28
SECTION 23 - GENERAL PROVISIONS . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  29

         23.1    Governing Law  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  29
         23.2    Captions/Headings  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  29
         23.3    Waiver . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  29
         23.4    Severability . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  29
         23.5    Independent Contractors  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  29
         23.6    Counterparts . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  30
         23.7    Publicity  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  30
         23.8    Risk of Loss . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  30
         23.9    Entire Compensation  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  30
         23.10   Notice of Delay  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  30
         23.11   Compliance with Law  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  30
         23.12   Access to Books  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  31

SECTION 24 - ADDENDA/ATTACHMENTS  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  31
SECTION 25 - SURVIVAL OF PROVISIONS . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  32
SECTION 26 - ENTIRE AGREEMENT . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  32





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ADDENDUM A  PACKAGE AND DOCUMENTATION

ADDENDUM B  SCHEDULE FOR ROYALTIES AND PARTICIPATION FEES

ADDENDUM C  TERRITORY

ADDENDUM D  THIRD-PARTY MATERIALS

ADDENDUM E  EXCEPTIONS TO EXCLUSIVITY

ADDENDUM F  TRAINING OBJECTIVES

ADDENDUM G  DESCRIPTION OF SUPPORT/MAINTENANCE

                         SOFTWARE LICENSE AGREEMENT


         This Agreement is entered into as of this _________ day of _____________, 19__ (hereinafter the "Effective Date") by and between Unisys Corporation (hereinafter referred to as "Unisys"), with offices at 7700 West Camino Real, Boca Raton, Florida 33433-5543; and Phoenix International Ltd, Inc. (hereinafter referred to as "Phoenix"), with offices at 900 Winderley Place, Suite 140, Maitland, Florida 32751.


                              WITNESSETH THAT:


         WHEREAS, Phoenix owns or (subject to Section 18.1 below) has the right to license computer software programs and the documentation related thereto; and

         WHEREAS, Unisys desires to obtain certain rights, as hereinafter described, in said programs and their related documentation; and

         WHEREAS, Phoenix is willing to grant said rights to said programs and their related documentation to Unisys;

         NOW THEREFORE, in consideration of the mutual covenants herein contained, the parties hereto, intending to be legally bound by the provisions hereof, hereby agree as follows:


SECTION 1 - DEFINITIONS

Words shall have their normally accepted meanings as employed in this Agreement. The terms "herein" and "hereof", unless specifically limited, shall have reference to the entire Agreement. The word "shall" is mandatory, the word "may" is permissive, and the words "includes" and "including" are not limiting. The following terms shall have the described meaning:

1.1 "Affiliate" shall mean any corporation, partnership or other entity that is in or under the direct or indirect control of or with a party (but only so long as it remains under the direct or indirect control of such party), and "control" shall exist whenever there is an ownership, profits, voting or similar interest representing at least 50% of the total interests of the pertinent entity then outstanding.

1.2 "Changes" shall mean (1) localizations, translations (including Portuguese translations, if and when produced), nationalizations for foreign countries with respect to a referenced work (i.e., Package or Documentation, as applicable), (2) revisions to a referenced work (i.e., Package or Documentation, as applicable), including Corrections, Enhancements, Improvements, Updates or Upgrades, and (3) any other derivative work or collective work which, in whole or in part, is based upon or contains the referenced work (i.e., Package or Documentation, as applicable).

1.3 "Confidential Information" shall mean any competitively sensitive or secret business, marketing or technical information of a Disclosing Party. (References to the "Disclosing Party" and the "Recipient" are defined in Section 13). The Disclosing Party shall take reasonable steps to call the Recipient's attention to the confidentiality of its Confidential Information at the time of disclosure, including by legending as "Confidential" documentation and media containing Confidential Information, and summarizing in writing oral disclosures of Confidential Information so the summaries are provided following disclosure as evidence of the Confidential Information that has been imparted. In all cases, however, Phoenix's Confidential Information shall include the Package (in Object Code and Source Code form) and Documentation, including all Changes. Confidential Information shall not include, however, information which (i) is generally known to the public or readily ascertainable from public sources (other than as a result of a breach of confidentiality by the Recipient or any person or entity associated with the Recipient), (ii) is independently developed without reference to or reliance on any Confidential Information of the Disclosing Party, as demonstrated by written records in the Recipient's possession (which shall be provided to the Disclosing Party at the Disclosing Party's request), or (iii) is obtained from an independent third party who created or acquired such information without reference to or reliance on Confidential Information of the Disclosing Party, as demonstrated by written records in the Recipient's possession (which shall be provided to the Disclosing Party at the Disclosing Party's request).

1.4 "Conversion" shall mean conversion and formatting of an End User's existing data for use with the Package.

1.5 "Correction" shall mean a change made in the Package to correct errors or defects in the Package or to make the Package conform to Phoenix's then current technical specifications.

1.6 "Documentation" shall mean the technical and operating documentation relating to the Package provided to Unisys by Phoenix for purposes of this Agreement. References to the Documentation include all Changes provided to Unisys by Phoenix or provided to End Users by Unisys or otherwise made or obtained by or for Unisys or any End Users.

1.7 "End User" shall mean a banking, lending or finance company organized and doing business primarily in the Territory who has executed a License Agreement.

1.8 "Equipment" shall mean equipment (as will be mutually identified, but initially to be 4 personal computers) required by Phoenix to support Unisys' designated platform (exclusive of Hewlett-Packard equipment), plus any further components or devices reasonably requested by Phoenix in the future to support Upgrades.

1.9 "Enhancement" shall mean a new function or feature for any portion of the Package which provides a new capability which the previous releases or versions of the Package did not have and which may be incorporated into the Package by modification to the then existing programs or by development of new programs.

1.10 "Foreign Branches" shall mean banking, lending or finance companies which operate in the Territory but are owned or controlled by banks which have headquarters or principal operations outside the Territory.

1.11 "Gross Proceeds" shall mean all payments made by an End User in the nature of license or branch fees, and support or maintenance fees (regardless of whether so denominated). For purposes of calculating royalties and participations due Phoenix based on Gross Proceeds from any source, such payments shall be reduced by (a) excise, property, VAT, sales, use and other similar taxes collected from an End User and paid by Unisys (or, as applicable, an Affiliate, subcontractor, agent or distributor acting under Unisys' authority to the extent permitted under Section 22 hereof), and (b) customs, import or export, duties, levies, tariffs, or other similar charges imposed by any jurisdiction outside the United States of America incurred by Unisys (or, as applicable, an Affiliate, subcontractor, agent or distributor acting under Unisys' authority to the extent permitted under Section 22 hereof) for the licenses, deliveries or services to which such fees relate, all of which shall be the sole responsibility of Unisys or the applicable End User.

1.12 "Hold-Out Accounts" shall mean the existing and prospective customers listed in Part III of Appendix E hereto. If a Hold-Out Account is referred by Phoenix to Unisys in accordance with Section 3.2 hereof, then the Hold-Out Account shall become a Pre-Qualified End User.

1.13 "Improvement" shall mean an addition or change to any portion of the Package which is intended to or which does improve the performance of the Package or any portion thereof or which is a replacement for any such portion.

1.14 "License Agreement" shall mean an agreement directly between an End User and Unisys (or an Affiliate, subcontractor, agent or distributor acting under Unisys' authority to the extent permitted under Section 22 hereof) containing terms and conditions acceptable to Phoenix for the sublicense and use of the Package by such End User. Phoenix and Unisys shall periodically agree on the standard form of the License Agreement. The License Agreement shall provide that Unisys has sole authority for establishing and collecting fees and charges thereunder and shall provide that Unisys has sole responsibility for providing Support Services, except for those limited functions for which Phoenix agrees to be responsible hereunder. The License Agreement shall in all cases contain provisions acceptable to Phoenix regarding confidentiality, ownership by Phoenix and protection of all applicable intellectual property rights, limitation of liability, and provisions permitting the End User to use the Package only for its own internal banking, lending and finance operations (the "Essential Provisions"). The License Agreement shall also specify, as a further Essential Provision, unless Unisys concludes on a case-by-case basis that such provision is not permitted by laws governing the License Agreement (and it so advises Phoenix prior to executing the applicable License Agreement), that the End User's right to possess and use the Package and Documentation shall automatically cease if the End User ceases to obtain or pay for Support Services from a provider thereof authorized by Phoenix. The License Agreement may provide for a sale, lease, or other transaction between Unisys and each applicable End User, so long as the Essential Provisions are applicable and effective. References herein to the sale, lease, or sublicense of the Package or Documentation shall be collectively construed to mean the transaction effected by the License Agreement, including such Essential Provisions. Unisys shall obtain Phoenix's written consent before including terms in the License Agreement which permit use of the Package and Documentation by branches and affiliates of an End User located outside the Territory.

1.15 "Object Code" shall mean the machine executable form of the Package which results from the compilation and/or assembly of Source Code.

1.16 "Offshore Banks" shall mean banking, lending or finance companies doing business primarily in English and U.S. dollars, typically chartered under the laws of a country different from the country where accounts originate, and having a general purpose of permitting deposits to be held or invested outside the country where the accounts originate.

1.17 "Package" shall mean the most current version of Phoenix's Retail Banking System, as described more specifically in Addendum A hereto. Except for provisions regarding title, confidentiality, ownership rights, or protection of applicable

XXX = Confidential Treatment Requested

         intellectual property, and unless otherwise expressly stated herein, references to the Package shall include only the Object Code (machine readable) version of the Package. References to the Package include all Changes provided by Phoenix to Unisys pursuant to Sections 8 or 9 hereof (subject to the fees or other charges that apply for such Changes, as stated in such provisions), or provided by Unisys to End Users, or otherwise made or obtained by or for Unisys or any End Users.

1.18 "Personnel" shall mean individuals who are employees of the referenced party or its Affiliates or are under contract to provide services under the direction and control of the referenced party or its Affiliates which services are of a kind which are generally performed by employees of the referenced party or its Affiliates. Professional consultants and individuals engaged to perform design or development services for the benefit of any person or entity other than the referenced party and its Affiliates (including services performed for such individuals' own account) are not included as Personnel.

1.19 "Pre-Qualified End Users" shall mean the prospective End Users identified in Part II of Addendum E hereto.

1.20 "SFB Product" means (1) the mainframe-based software owned by Unisys and licensed by Unisys in the Territory on the Effective Date, including any future version of that software so long as it continues to be specifically mainframe-based (as opposed to a distributed application system, or client-server system) and contains substantially the code and provides substantially the features present in the SFB Product as it exists on the Effective Date, and (2) with respect to Section 4.2(2) only, which applies in cases where XXXX XXXXXXXXXXXXXXXXXXXXXXXXXXX may be provided by Unisys to XXXXXXXXXXXXX XXXXXXXXXXXXXXXXXX, and Section 4.2(5) only, which applies to certain excepted customers where significant prior marketing efforts are already completed, XXXXXXXXXXXXXXX of such software owned and licensed by Unisys.

1.21 "Source Code" shall mean the version of the Package in symbolic programming language(s) employed by Phoenix to develop the Package which when compiled and/or assembled is transformed into an Object Code form of the Package.

1.22 "Support Agreement" shall mean each agreement between Unisys (or any Affiliate, subcontractor, agent or distributor acting under Unisys' authority to the extent permitted under Section 22 hereof) and an End User providing for the delivery of Support Services.

1.23 "Support Services" shall mean the services that Unisys (or an Affiliate, subcontractor, agent or distributor acting under Unisys' authority to the extent permitted under Section 22 hereof) is authorized to provide in support of an End User's use of the Package and Documentation under the terms of a License Agreement -- for example, installation, conversion, training, hotline support, troubleshooting, and production of customized "Changes." The Support Services may be provided pursuant to a License Agreement, one or more Support Agreements, or a combination thereof.

1.24 "Territory" shall mean the countries situated in Latin America and the Caribbean, as identified in Addendum C.

1.25 "Update" shall mean a release of the Package subsequent to the initial delivery in which Phoenix has incorporated (i) accumulated Corrections, (ii) Upgrades, (iii) Improvements, or (iv) Enhancements, together with new or revised Documentation which properly describes the updated Package.

1.26 "Upgrade" shall mean changes (if any) made in the Package to permit the Package to be used and to operate properly with versions of operating system that are marketed by Unisys and supported by Phoenix.


SECTION 2 - GRANT OF LICENSE; UNDERTAKING TO PROMOTE AND MARKET

2.1 Phoenix hereby grants to Unisys, and Unisys accepts from Phoenix, under all of Phoenix's USA and foreign patents and copyrights, as well as any know-how or trade secrets related to the Package and Documentation, a right and license within the Territory to:

         1. Demonstrate and promote the Package to prospective End Users pursuant to the terms herein. The Package and Documentation may not be provided to any prospective End User except pursuant to a License Agreement, provided that limited copies of the Package and Documentation may, as necessary, be provided to prospective End Users for evaluation or trial use pursuant to a form of agreement containing provisions for confidentiality, ownership and protection of intellectual property rights, limitation of liability, restrictions on use, and provisions for term and termination which are acceptable to Phoenix. Unisys may engage and use subcontractors, agents or distributors to assist with promotion and marketing of the Package to prospective End Users, subject to Section 22.2 hereof.

         2. Grant End Users sublicenses to the Package and Documentation pursuant to License Agreements. To the extent so provided in the applicable License Agreements, such sublicenses may extend after termination of this Agreement, notwithstanding the limited term of this Agreement. The License Agreement may include a Source Code option only on the terms and for the fees which may be separately agreed to by Phoenix; except as provided pursuant to such a Source Code option, the End User shall not be permitted to receive access to or delivery of Source Code for the Package.

         3. Make Changes to the Package and Documentation, including by use of the Source Code version of the Package provided subject to Section 22 hereof, for the sole purpose of providing such Changes as part of the Package and Documentation to End Users pursuant to a License Agreement.

         4. Contract with End Users for Support Services to be provided by Unisys to the extent so provided herein.

         5. Make copies of the Package and Documentation as necessary to give effect to the foregoing Items (1) through (4).

         6. Authorize one or more Affiliates (so long as they remain Affiliates) to do one or more of the foregoing Items (1) through (5), subject to Section 20.3 hereof.

2.2 Except as otherwise expressly stated in this Agreement, the right and license granted to Unisys is limited to the term and shall cease upon termination of this Agreement.

2.3 Unisys agrees to devote its reasonable efforts to promote and market the Package to End Users in the Territory during the term of this Agreement, and to devote a reasonable level of management and resources to the promotion, marketing and support of the Package. Unisys agrees to provide Phoenix at least once each year with information regarding its marketing plans and forecasts; such plans and forecasts shall be non-binding and subject to change, and may be delivered formally or informally, and orally or in writing, but shall be sufficient to demonstrate that the effort and resources being devoted by Unisys.


SECTION 3 - EXCLUSIVITY

3.1 Subject to Section 3.2, the right and license granted to Unisys pursuant to Section 2 to market and sublicense the Package to End Users and to provide Support Services to End Users shall be exclusive in all countries in the Territory during the term of this Agreement. Such exclusivity is contingent on Unisys meeting the minimum sales criteria set forth in Section 3.3 hereof.

3.2 As exceptions to such exclusivity, Phoenix reserves the right (either directly or in association with other distributors, subcontractors or marketing agents, and without obligation to Unisys):

XXX = Confidential Treatment Requested

         (1) to do business at any time with Offshore Banks or Foreign Branches; and

         (2) to continue to act on those business opportunities identified in Part I and with those Hold-Out Accounts identified in Part III of Addendum E hereto.

         With regard to the Offshore Banks and Foreign Branches not already licensed by Phoenix, Phoenix agrees to refer each End User to Unisys and give Unisys the opportunity to license the Package to such End User and/or provide installation, support or other services pursuant to this Agreement before Phoenix does so itself; provided, however, that Phoenix shall be free of such obligation if the End User is unwilling to do business with Unisys because of contracts or commitments with Phoenix or other vendors outside the Territory or if the size and nature of the proposed transaction make it unlikely that the End User will pay the fees and charges set forth in Addendum B for the implementation in the Territory. Except as approved in advance by Phoenix, Unisys agrees not to offer or provide licensing, installations or service to any of the Hold-Out Accounts. XXXXXXXXXXX XXXXXXXXXXXXXXXXXXXXX shall be due Unisys from Phoenix for licensing, installation and/or service previously or hereafter provided by Phoenix with regard to the foregoing exceptions.

3.3 At the end of each one (1) year period during which Unisys has held the exclusivity described in Section 3.1 hereof, such exclusivity shall automatically renew for an additional one (1) year period so long as the term of this Agreement continues and Unisys sublicenses a XXXXXXXXXXXXXXXXXXXXXXXXXX of the Package in the first year following execution of the Agreement, and XXXXXXXXXXXXXXX in each of years two
         (2) and three (3). The minimum number of copies of the Package required to be sublicensed in order for Unisys to maintain exclusivity in subsequent renewal years shall be determined in accordance with
         Section 5.2 hereof. It is further understood by the parties that the number of sublicensed copies necessary to retain exclusivity is cumulative in the first three (3) years: thus, for example, in the event that Unisys XXXXXXXXXXXXXXXXXXXXXXXXXXX in the first year then XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX for the second year XXXXXXX XXXXXXXXXX.

         For purposes of the exclusivity criteria set forth in this paragraph, a "sublicense of a copy" of the Package is intended to mean execution of a License Agreement that provides for payment to Unisys of license fees in accordance with Section 6.2 hereto sufficient to meet the per copy and branch minimum royalty requirements established for the Package as set forth in Addendum B hereto. Unless otherwise agreed by Phoenix with express reference to this Section 3.3, if terms are included in the License Agreement permitting cancellation at the End User's option in the event delivery or implementation of the Package is incomplete, delayed or unacceptable or for any

XXX = Confidential Treatment Requested

         other reason, or providing for payment of half or more of the initial license fees to occur longer than six (6) months after the execution date for such license Agreement, the transaction will not count as a sublicense of a copy for purposes of this paragraph until the cancellation right lapses and payment of at least half of the initial license fees is received.

         Sublicenses granted to Off-Shore Banks, Pre-Qualified End Users, or any other End User that does not agree to pay license and branch fees sufficient for Phoenix to receive at least the minimum royalties set forth in Addendum B hereto shall not be counted as sublicenses of a copy of the Package for purposes of the exclusivity criteria set forth in this paragraph, unless otherwise agreed by Phoenix in writing in advance.


SECTION 4 - NO COMPETING PRODUCTS

4.1 In consideration of the exclusivity, Unisys agrees not to market, employing any resources of Unisys in the Territory, any software product that is competitive with the Package unless Unisys first provides Phoenix with written notice at least one hundred and twenty
         (120) days in advance of such marketing, whereupon Phoenix may elect, at its sole option and in its discretion, to terminate this Agreement, convert this Agreement to a non- exclusive arrangement, propose stricter measures for protection of Phoenix's intellectual property rights as an alternative to termination, or any combination of the foregoing.

4.2 Notwithstanding Section 4.1 hereof, the parties agree that XXXXXXXXXX XXXXXXXXXXXXXXXXXXXXXX under the following circumstances:

                 (1) The customer requires a mainframe-based application XXXXXXXXXXXXXXXXXXXXXXX; or

                 (2) The customer is a current user of the SFB Product (i.e., licensed to use the SFB Product on the Effective Date) and desires to continue to use and license the SFB Product (including, for purposes of this Section 4.2(2) only, versions of the SFB Product operating in a UNIX environment); or

                 (3) The customer indicates that the Package is priced outside of the upper limits of the customer's budgetary envelope (which XXXXXXXXXXXXXXX would otherwise satisfy); or

                 (4) The parties hereto mutually determine that the Package cannot support the number of branches requested by the End User (and for such purpose, it is mutually acknowledged that a single

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XXX = Confidential Treatment Requested

                          implementation of the Package XXXXXXXXXXXXXXXXXXXXXX XXXXXXXXXXXXXXXX, although the parties hereto may hereafter determine that a greater or lesser number should apply in view of practical experience and plans, including Changes made or proposed from time to time); or

                 (5) The customer is one of up to 10 prospective customers of Unisys for which Unisys has already provided significant marketing effort, as identified on a list to be provided to Phoenix by March 22, 1996.

         In no event, however, without Phoenix's prior written consent, (a) may the Package or Documentation be provided to an End User to be used concurrently with a competitive software product, including the SFB Product, unless the Package is being used concurrently with a competitive software product on a temporary basis while the Package is being implemented as a replacement for such competitive software product and, or (b) may the Package or Documentation be merged or integrated, in whole or in part, with any competitive software product, including the SFB Product or related SFB documentation.


SECTION 5 - TERM

5.1 The term of this Agreement shall commence on the Effective Date and shall continue for an initial period of three (3) years.

5.2 Beginning six (6) months before expiration of the initial term and each applicable renewal term (which, unless otherwise agreed, shall be for three (3) years each), the parties agree to commence discussion and negotiation of the minimum number of copies of the Package that have to be sublicensed during each year of the ensuing renewal term in order for Unisys to maintain exclusivity (it being agreed that Phoenix will not require such number to be greater than XXXXXXXX per year), the minimum license fees set for each copy of the Package sublicensed to an End User, and other terms applicable for renewal of this Agreement. Unless otherwise agreed, exclusivity criteria shall be applied on a cumulative basis within each renewal term, but Unisys shall not receive credit in any renewal term for exceeding the exclusivity criteria in any prior term. Subject to agreement on such additional terms, and provided that each party is otherwise in compliance with the terms of this Agreement, this Agreement shall automatically renew for a further period of three (3) years upon expiration of the initial term and each renewal term.





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XXX = Confidential Treatment Requested

SECTION 6 - PAYMENT/INVOICES

6.1 For delivery of a copy of the Package and Documentation to Unisys upon execution of this Agreement, and in consideration of the license granted to Unisys in Section 2.1, Unisys agrees to pay Phoenix an initial royalty for the Package and Documentation, in its existing form, equal to XXXXXXXX, payable XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX XXXXXXXXX, plus XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX each payable on the first day of each month from XXXXXXXXXXXXX through and including XXXXXXXXXXXXXX. Phoenix's right to retain such initial license fees are subject to the provisions of Section 7.3 hereof. Such initial license fees shall be applied on a dollar-for-dollar basis as a credit for additional royalties payable under Section 6.2 hereof.

6.2 In addition to the initial royalty payable under Section 6.1 hereof, additional royalties shall be due Phoenix on license and branch fees paid by each End User for the sublicense of each production copy of the Package sublicensed to an End User as set forth in Part I of Addendum B. Such royalties are based on the expectation that the End User will pay XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX upon execution of a License Agreement, the remainder to be payable XXXXXXXXXXXXXXXXX XXXXXXXXXXXXXXXXXXXXXXX, with the balance payable XXXXXXXXXXXXXXXXXXXX XXXXXX after the execution of the applicable License Agreement or XXXXXXXXXXXXXXXX after delivery of the Package, whichever is later. Unisys agrees to consult with Phoenix before agreeing to any further deferral in payment as part of the terms of the applicable License Agreement.

6.3 Phoenix shall also receive the participation in maintenance/support fees and other service fees and charges paid by End Users as provided in Parts II and III of Addendum B.

6.4 Payment by Unisys to Phoenix of all royalties under Section 6.2 hereof, and all participation fees for maintenance and support or other services under Section 6.3 hereof shall occur within thirty (30) days after receipt of the corresponding license or branch fees or maintenance/support fees from the End User. For purposes of this Agreement, unless otherwise expressly stated, references to licensee or branch fees or maintenance/support fees shall mean all Gross Proceeds paid by an End User, regardless of whether received by Unisys, its Affiliates, or a subcontractor, distributor or agent, and references to the receipt of any fees means first receipt of such fees by Unisys, its Affiliates, or a subcontractor, distributor or agent. Each payment shall be accompanied by a statement showing the aggregate amounts received from the End User, the date of receipt, the calculation of applicable Gross Proceeds after deduction of the items referred to in the definition of "Gross Proceeds" herein, and the calculation of amounts owing to Phoenix.

6.5 No license fee shall be due to Phoenix for use of the Package and Documentation by Unisys for purposes of demonstration, promotion, training, making Changes, or providing Support Services to the extent otherwise authorized by this Agreement.

6.6 When requested by either party, both parties agree to review the royalties payable by Unisys when mutual benefit may be achieved in response to special marketing situations.

6.7 Charges for other services rendered by Phoenix may be invoiced periodically, in advance, or upon completion, as agreed to in connection with the particular services, but if not otherwise agreed, such charges may be invoiced following the end of each month in which the services are rendered.

6.8 Invoices for reimbursement of travel and living expenses, or other costs incurred by Phoenix at Unisys' request, shall be submitted to Unisys when and as such expenses are incurred. If extraordinary expenses are to be incurred at Unisys' request, Phoenix reserves the right to require Unisys to pay such expenses directly or advance Phoenix payment for such expenses.

6.9 Unless otherwise agreed, all invoices shall be paid within thirty (30) days after receipt by Unisys. If charges are disputed for any reason, Unisys agrees to pay the undisputed portion of the charges on time and to act with reasonable speed to notify Phoenix of the amounts in question.

6.10 All payments to Phoenix shall be made by Unisys in U.S. Dollars. Any payment received by Unisys in foreign currency shall be converted in United States Dollars for payment to Phoenix at the exchange rate published in the Wall Street Journal on the date Unisys receives payment from the End User.


SECTION 7 - DELIVERABLES

7.1 Upon the Effective Date, Phoenix shall make available or deliver to Unisys, in reproducible form, a current copy of the items listed in Addendum A hereto and mutually agreed hardware, software and personnel to assist Unisys to perform to-be-determined benchmark testing.

7.2 Delivery of Updates shall be in the same form as the initial delivery of the item being updated unless otherwise mutually agreed.

7.3 Unisys shall have a period of thirty (30) days to evaluate the Package at Phoenix's premises situated in Maitland, Florida, in order to determine whether the Package (as used on the

XXX = Confidential Treatment Requested

         Hewlett-Packard platform, consistent with prior use in the U.S.) meets Unisys' reasonable requirements. During that thirty (30) day period, Unisys shall conduct its evaluation in consultation with phoenix. If, prior to March 28, 1996, Unisys gives Phoenix written notice (sent by telecopy, with confirmation by overnight courier) that the Package and Documentation do not meet Unisys requirements based on material, concrete factors specified in such notice, then, unless the parties reach mutually agreeable terms for resolution of the issue, Unisys may elect to cancel this Agreement and receive a return of any amounts paid pursuant to Section 6.1 hereof, XXXXXXXXXXXXX for the work performed by phoenix in conjunction with Unisys during the evaluation of the package. If such notice is not received by March 28, 1996, the amount paid pursuant to Section 6.1 hereof shall be considered unconditionally earned and non-refundable.

7.4 Unisys shall deliver to Phoenix the Equipment when and as the parties mutually determine to be appropriate. In the event that the Package is to be licensed by Unisys for use on platforms other than Hewlett-Packard platforms supported by Phoenix, Unisys agrees to provide Phoenix with Equipment consisting of the server(s) for the platforms to which the Package will be ported. Such Equipment is provided on a "loaned" basis for use in connection with this Agreement. Phoenix shall follow ordinary and prudent measures for the safekeeping of such Equipment. Upon termination of this Agreement, Phoenix agrees to return the Equipment in its original condition, reasonable wear and tear excepted, or to pay Unisys the reasonable value for such Equipment determined on the basis of straight-line depreciation over a three (3) year period. Unisys shall, without charge, maintain the Equipment and repair or replace worn, defective or malfunctioning parts.


SECTION 8 - CHANGES

8.1 Phoenix agrees to provide Unisys with such Changes to the Package (in Object Code and Source Code) and/or Documentation as Phoenix may make or obtain from time to time and authorize for general release as a patch, new release or new version of the Package and/or Documentation for use by customers who are the same as or similar to actual or prospective End Users.

         If the Changes introduce substantial new functionality or technology so as to constitute a new product that ordinarily commands a separate or higher charge, such Changes shall be considered included in the references to the Package for purposes of the exclusivity provisions of Section 3, but Phoenix reserves the right to condition availability of such Changes on an adjustment of the royalty schedule that equitably reflects the differences.

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XXX = Confidential Treatment Requested

         Phoenix shall keep Unisys generally advised with regard to Changes that are available or that Phoenix has announced are planned, to the extent such Changes are or may be provided under this Section 8.1.

         The undertaking of Phoenix in the preceding sentence shall continue in effect following termination of this Agreement for so long as Unisys continues to be directly obligated to End Users to provide support and maintenance under Support Agreements, as contemplated by Section 11.2.

8.2 Phoenix shall deliver to Unisys Updates, each of which contains an accumulation of Corrections on the same periodic basis as Phoenix follows for general release of such Corrections to the same or similarly situated banking, lending or finance customers. Such Updates shall be provided not less frequently than twice per year unless the cumulative Corrections are so insubstantial that less frequent delivery is reasonable.

         The undertaking of Phoenix in the preceding sentence shall continue in effect following termination of this Agreement for so long as Unisys continues to be directly obligated to End Users to provide support and maintenance under Support Agreements, as contemplated by Section 11.2.

8.3 Subject to agreement on mutually acceptable specifications, Phoenix agrees to provide XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX required to create a XXXXXXXXXXXXXXXXXXX of the Package, on the following basis. The first XXXXXXXXXXXXXX devoted by Phoenix for creation of such XXXXXXXXXXXXXXXXXXX of the Package shall be provided without charge by Phoenix; the next XXXXXXXXXXX shall be provided at XXXXXXXXXXX; and any futher hours shall be provided at XXXXXXXXXXX. Unless otherwise agreed, such work will be performed at Phoenix's facilities in Maitland, Florida. If Unisys is able to charge either or both of the first two End Users who license a XXXXXXXXXXXXXXXXXXX of the Package for customization or development services associated with the creation of the XXXXXXXXXXXXXXXXXXX of the Package, Unisys shall be entitled to retain such customization or development charges without paying any participation to Phoenix with respect thereto under Addendum B, Part III.

8.4 Except as provided in Section 8.3 regarding the Latinized version of the Package, or in Section 15.2 with regard to Changes resulting from specific services for which specific compensation is provided, Phoenix shall not be required to make Changes specifically for Unisys or any End Users without prior agreement between Phoenix and Unisys on applicable charges.

8.5 It is understood and agreed that all right, title and interest in and to all Changes, including all inventions, copyrights, trade secrets and all other associated intellectual property

XXX = Confidential Treatment Requested

         rights throughout the world, shall be the exclusive property of Phoenix. To the extent that such Changes, including all associated intellectual property rights, are not owned in their entirety by Phoenix immediately upon their creation, Unisys agrees to assign (and hereby automatically assigns) and shall cause all other persons and entities who create or contribute to any Changes made under authority of, or in association or collaboration with Unisys, to assign, all right, title and interest therein to Phoenix, to be effective immediately without the necessity of consideration or further documentation. Unisys agrees to deliver to Phoenix copies of all Changes (including object code and source code versions of all programs) periodically or when otherwise requested by Phoenix. Unisys agrees to take such further action and execute such further documentation as Phoenix may reasonable request to give effect to this
         Section 8.5.

SECTION 9 - SERVICES

9.1 Phoenix shall provide training and technical assistance to Unisys with respect to the installation, support and marketing of the Package, on a basis to be mutually determined in connection with the marketing, licensing and implementation of initial End Users. Such training and technical assistance will be in the form of a combination of formal classroom training and on-the-job training during actual implementation of sublicensed End Users. Training objectives are described in Addendum F hereto. As consideration for such training and technical assistance, Phoenix shall receive XXXXXXXXXXXXXXXXXXXXX paid by the XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX, including custom code, country-specific code, custom interfaces, etc., plus the other charges shown in Addendum B, XXXXXXXXXXXXXXXXXXXXXXXXXX XXXXXXXXX per Section 8.3 hereof.

9.2 Additional periodic training (including training appropriate to address Changes) shall be made available as provided in Part IV of Addendum B hereto.

9.3 Phoenix shall, upon Unisys' reasonable request, and subject to reasonable advance notice, provide reasonable assistance to Unisys with respect to the marketing and promotion of the Package, including by providing demonstrations and participating in trade shows, user conferences, etc., and providing pre-sales marketing support. The assignment of XXXXXXXXXX as described in Section 9.4 is intended to serve that objective; other marketing assistance may be provided at mutually agreed times and locations, and for mutually agreed charges.

9.4 For a period of up to one (1) year, Phoenix will assign XXXXXXXXXX, on an "as needed, as available" basis, without charge (except for travel and living expenses as provided in Section 9.7 hereof) to provide marketing assistance to Unisys. If





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
XXX = Confidential Treatment Requested

         Mike Newes is not available, Phoenix agrees to provide other personnel, also without charge (except for travel and living expenses as provided in Section 9.7 hereof), for pre-sales marketing support with respect to the first two (2) End Users licensed by Unisys. Such service is provided by Phoenix as general support for sales and marketing efforts pursued under this Agreement.

9.5 Phoenix shall provide Level 2 maintenance assistance as described in Addendum G. The consideration for Phoenix's assistance shall be Phoenix's participation in support/maintenance fees as set forth in
         Part III of Addendum B.

         Unisys shall be responsible for all Level 1 maintenance as described in Addendum G, in accordance with the terms of each License Agreement and Support Agreement, as applicable. If Phoenix is required to provide any Level 1 maintenance services (other than the training/technical assistance which Phoenix agrees to provide with respect to the first two (2) installations), Phoenix shall be entitled to the consideration set forth in Part IV of Addendum B.

9.6 In the event that Unisys requests services from Phoenix which are beyond the scope of Phoenix's commitments in this Agreement, Phoenix will attempt to accommodate Unisys' request by providing such services on such basis as Phoenix can practically offer, or recommend appropriate outside consultants. Phoenix's charges for such services are shown in Part IV of Addendum B.

9.7 Except for the assignment of XXXXXXXXXX (or replacement personnel) as provided in Section 9.4 hereof, it is acknowledged that Phoenix shall not be required to travel to the Territory except when Phoenix agrees to do so. Travel and living expenses for XXXXXXXXXX and any other on-site assistance shall be paid or (in the case of End User reimbursement) provided for by Unisys.


SECTION 10 - NOTICES

All notices or other communications to be given hereunder (except payment instructions and invoices, which shall be transmitted in accordance with normal business practices and procedures) shall be in writing and delivered personally, by telecopy (confirmation by air mail), or by commercial overnight courier (second day courier, in the case of international dispatch), courier charges prepaid, and, in any such case, addressed to the appropriate party as set forth below.

10.1     If to Unisys:

         Law Department
         Unisys Corporation
         Latin America & Caribbean Division
         7700 West Camino Real
         Boca Raton, Florida 33433-5543
         Telecopy:  407/750-7851

10.2     If to Phoenix:

         Phoenix International Ltd, Inc.
         900 Winderly Place
         Maitland, Florida 32751
         FOR IMMEDIATE ATTENTION -- Deliver to President
         Telecopy:  407/667-0133

         With a copy to:

         Nelson Mullins Riley & Scarborough, L.L.P.
         400 Colony Square, Suite 2200
         Atlanta, Georgia  30361
         Attention:  Peter C. Quittmeyer, Esq.
         Telecopy:  404/817-6050

Any notice delivered personally shall be effective upon delivery; any notice delivered by telecopy or courier shall be effective when it reaches the specified destination address.


SECTION 11 - TERMINATION

11.1     Termination

         1. This Agreement may be terminated by Unisys without cause as provided in Section 7.1 and Section 21. This Agreement may be terminated by Unisys for cause, in the event that (i) Phoenix substantially fails to perform any of its material obligations hereunder (including, but without limitation, the support obligations set forth herein) and said cause is not corrected within thirty (30) days after delivery of a written termination notice from Unisys specifying such cause or (ii) Phoenix files, or has filed against it, a voluntary or involuntary petition under Chapter 3 of Title 11 of the United States Code, 11 U.S.C. & 301, et seq. (the "Bankruptcy Code"), upon delivery of a written cancellation notice to Phoenix.

         2. This Agreement may be terminated by Phoenix without cause as provided in Section 21. This Agreement may be terminated by Phoenix for cause, as determined by Phoenix at its option and in its discretion, in the event that:

                      (i) Unisys fails in any material respect to perform its obligations hereunder, and such failure is not corrected within thirty (30) days after Phoenix gives Unisys written notice of such failure;

                      (ii) Unisys fails to make (in full) on the date due any payment required to be made to Phoenix, and fails to cure the delinquency within five (5) business days after Phoenix gives Unisys written notice of such delinquency;

                     (iii) Unisys ceases to do business, makes a composition or assignment for the benefit of its creditors, makes a general arrangement with its creditors concerning any extension or forgiveness of any of its secured debt, becomes bankrupt or insolvent, suffers or seeks the appointment of a receiver to the whole or any material part of its business, takes any action to liquidate or wind up the whole or any material part of its business, is found subject to any provisions of any bankruptcy code concerning involuntary bankruptcy or similar proceeding, or suffers a material adverse change in its financial position such that payments to Phoenix may be affected or delayed by a creditor or administrator of the business of Unisys;

                      (iv) Unisys becomes a subsidiary of, or controlled as to its management policy by, any government instrumentality; or

                       (v) Unisys is required by laws in the Territory to offer or permit the use or exercise (with or without payment to Unisys) of the Package to any person or entity other than an End User (provided that, if only this Item (v) is the cause, Phoenix's remedies shall be limited to termination of Unisys' rights in the applicable country or countries).

         3. If the cause is not corrected within the applicable cure period specified above, termination shall become effective immediately upon receipt, by the party failing to correct the cause, of a written termination notice from the other party.

11.2     Effect of Termination

         1. Termination of this Agreement shall not terminate any License Agreement or Support Agreement that has previously been signed by Unisys and an End User pursuant to this Agreement.

         2. Following termination of this Agreement, this Agreement shall continue in effect as necessary for Unisys to carry out its obligations under the License Agreements and Support Agreements existing at the time of such termination.

                 However, if the termination is by Phoenix for cause pursuant to Section 11.1(2) or if Unisys thereafter defaults on its obligations hereunder under circumstances that would materially prejudice Phoenix if Unisys continued to have sole responsibility for obligations under then existing License Agreements or Support Agreements (such as if Unisys is in continual default of payment obligations or fails to provide Level 1 support and maintenance as required by this Agreement), then, subject to the consent of applicable End Users (which Unisys shall cooperate with Phoenix to obtain), Unisys shall, if and when so requested by Phoenix, assign to Phoenix or Phoenix's designee all rights and obligations of Unisys under such then existing License Agreements and Support Agreements. Furthermore, in such event, to assure a reasonable transition with respect to any Support Services that Unisys has agreed to provide to End Users, Unisys agrees, for a minimum period of the lesser of two (2) years following termination, or eight (8) months after Phoenix contracts with a replacement vendor who has authority to provide Support Services to End Users, to sublicense the Package to End Users, or both (in no event, however, shall Unisys, without the consent of Phoenix and the applicable End User, be relieved of responsibility for providing Support Services for the remaining term of Support Agreements in effect at the time of termination, if longer), if and to the extent so requested by Phoenix, to continue to perform its obligations under some or all of the License Agreements and Support Agreements in effect at the time of termination, including any normal continuation or renewal of such License Agreements and Support Agreements. In that regard, Phoenix may instruct Unisys to continue to provide Support Services directly to such End Users, or as a subcontractor to Phoenix, or a combination thereof, provided that the fees that Unisys receives for such services shall be substantially equivalent to the fees Unisys was entitled to receive for substantially the same services immediately prior to termination.

                 Following termination of this Agreement, Phoenix shall have the right to contact End Users directly, In addition, in each case where Phoenix, in its reasonable judgment, determines that Unisys is taking any action inconsistent with the long-term continuation of the End Users' use and licensing of the Package and associated Support Services, Phoenix also reserves the right to contract directly with those End Users to license them new or different versions of the Package or other software programs, and to provide Support Services or arrange for Support Services to be provided by other sources, without obligation to Unisys for any resulting reduction in business Unisys may experience as a result of such activities.

         4. Upon and following termination of this Agreement, Unisys agrees that it shall be entitled to no compensation from Phoenix or any End User in connection with, or following, termination of this Agreement, except for license fees that are earned and unconditionally payable under License Agreements then in effect, fees for Support Services actually rendered, and (subject to the possibility of assignment to Phoenix as provided above) fees received pursuant to any future operation of the License Agreements and Service Agreements.

         5. Upon termination of this Agreement, Unisys shall deliver to Phoenix, at Unisys' own expense, when and as requested by Phoenix, all copies of the Package (including Source Code), Documentation, and any other materials related to the Package or Documentation in the possession of or previously delivered to Unisys by Phoenix, except to the extent Unisys still requires such materials to perform further Support Services as authorized by this Section.

11.3     General

         No termination or cancellation of this Agreement shall affect the obligation of Unisys to make payments for royalties and participations which are or become due hereunder, including royalties and partipations due in connection with License Agreements and Support Agreements that remain in effect after the date of termination. The parties' rights to terminate or cancel this Agreement in accordance with this Section are in addition to and shall not limit or prejudice any other right or remedy available under this Agreement, or at law or in equity under U.S. laws, except as provided herein.


SECTION 12 - TAXES

12.1 For a variety of reasons, including that the Package is licensed hereunder to Unisys in the United States, that the license is principally to authorize Unisys to grant sublicenses to End Users, and other circumstances, it is expected that the payments, deliveries and services associated with the transactions contemplated by this Agreement shall be free of any excise, property, VAT, sales, use and other similar taxes for which Phoenix could be responsible. However, if any such tax should be imposed on Phoenix by any jurisdiction (whether in the United States or in the Territory), Unisys shall either bear such tax by a direct payment to the taxing authority or shall reimburse Phoenix for such tax (except that, if property taxes are imposed on Phoenix as a result of the deliveries made by Phoenix hereunder, Unisys' responsibility for such propert taxes shall not exceed $5,000 per year). A list of Unisys' appropriate sales and use tax exemption certificate numbers shall be furnished upon request by Phoenix. In the event it shall ever be determined that any such tax was not required to be paid, Phoenix agrees to notify Unisys and, if such tax was reimbursed to Phoenix, to make prompt application for the refund thereof, to take all proper steps to procure the same, and when received, to pay the same to Unisys.

12.2 It is contemplated that the license granted by Phoenix to Unisys hereunder, the deliveries made by Phoenix to Unisys hereunder, and the services rendered by Phoenix to Unisys hereunder are to be transacted solely in the United States of America, and therefore Phoenix should not be subject to income, royalty, service, impost, or similar taxes or deductions, or any withholding requirement in addition to or in lieu thereof, imposed by any jurisdiction outside the United States of America relating to any payments, deliveries, or services, or any other business or activities whatsoever, associated with the transactions contemplated by this Agreement. Phoenix reserves the right to renegotiate royalties, participation in support and maintenance fees, or service charges if any course of action under this Agreement results in Phoenix becoming subject to such foreign taxes or if the amounts received by Phoenix are reduced as a result of the deduction or withholding of such foreign taxes.


SECTION 13 - CONFIDENTIAL INFORMATION AND DISCLOSURE

13.1 Each party, as recipient ("Recipient") of Confidential Information obtained directly or indirectly from the other party (the "Disclosing Party"), agrees to the following confidentiality obligations:

13.2 Unisys, as Recipient, agrees at all times to protect and preserve the confidentiality of the Package, Documentation, and all other Confidential Information of Phoenix, as Disclosing Party. Unisys agrees not to permit or authorize access to, or disclosure of, the Package, Documentation, and all other Confidential Information of Phoenix to any person or entity other than (i) End Users who have entered into confidentiality agreements approved by Phoenix, to the extent necessary such End Users are evaluating the Package in advance of entering into a License Agreement, (ii) End Users who have entered into License Agreements, to the extent necessary for such End Users to exercise their rights under applicable License Agreements, and (iii) Personnel of Unisys who have a "need to know" such information in order to enable Unisys to perform Unisys' obligations under this Agreement and applicable License Agreements and Support Agreements. Unisys may disclose necessary portions of the Package, Documentation, or other Confidential Information of Phoenix to governmental regulatory authorities if such disclosure is required for compliance with applicable laws, but Unisys shall notify Phoenix of the applicable legal requirements before such disclosure occurs and Unisys shall use its best efforts to help Phoenix obtain protection as may be available to preserve the confidentiality of such information following disclosure.

13.3 Phoenix, as Recipient, agrees at all times to protect and preserve the confidentiality of the Confidential Information of Unisys, as Disclosing Party. Phoenix, as Recipient, agrees at all times to protect and preserve the confidentiality of all Confidential Information of Unisys, as Disclosing Party. Phoenix agrees not to permit or authorize access to, or disclosure of, the Confidential Information of Unisys to any person or entity other than Personnel of Phoenix who have a "need to know" such information in order to enable Phoenix to perform Phoenix's obligations under this Agreement and applicable License Agreements and Support Agreements. Phoenix may disclose necessary portions of the Confidential Information of Unisys to governmental regulatory authorities if such disclosure is required for compliance with applicable laws, but Phoenix shall notify Unisys of the applicable legal requirements before such disclosure occurs and Phoenix shall use its best efforts to help Unisys obtain protection as may be available to preserve the confidentiality of such information following disclosure.

13.4 Prior to disposal of any media or materials that contain any part of the Confidential Information of the Disclosing Party, the Recipient shall obliterate or otherwise destroy all code, instructions, commentary, or further evidence of Confidential Information, for example, by erasing, incinerating, or shredding such materials.

13.5 The restrictions in this Section 13 are in addition to any other restrictions on use and disclosure set forth elsewhere in this Agreement (for example, additional restrictions are set forth in Section 2.1(1) regarding limited disclosure of the Package to prospective End Users for evaluation purposes; and Section 20 contains additional restrictions relating to Source Code). The provisions of this Section 13 shall continue to bind each Recipient, notwithstanding any termination of this Agreement, until five (5) years after both this Agreement has terminated and all materials and media containing Confidential Information of the other party have been returned or destroyed.


SECTION 14 - POWER AND AUTHORITY

14.1 Each party hereby represents and warrants to the other party hereto that it has full power and authority to enter into and perform under the terms of this Agreement, and the person executing this Agreement on behalf of such party has been properly authorized and empowered to so execute this Agreement.

14.2 Each party hereby represents and warrants to the other party hereto that this Agreement is enforceable against such party under all applicable laws in accordance with its terms.


SECTION 15 - LIMITED WARRANTY

15.1 Phoenix warrants that the media containing the Package are free from defects in workmanship or materials, and, when delivered to Unisys by Phoenix, shall not contain any program routine or device included by Phoenix having the purpose or effect of deactivating, disabling, or interfering with use of the Package.

15.2 The sole remedy for Unisys in the event of discovery of any error or malfunction in the Package or Documentation shall be to obtain maintenance/support from Phoenix as provided in Section 9 hereof.

SECTION 16 - DISCLAIMER

16.1 EXCEPT AS PROVIDED IN SECTIONS 7.3 OR 15 HEREOF, PHOENIX MAKES AND UNISYS RECEIVES NO WARRANTIES, EXPRESS, IMPLIED, STATUTORY OR OTHERWISE, WHETHER IN ANY PROVISION OF THIS AGREEMENT OR ANY OTHER COMMUNICATION OR OTHERWISE, AND PHOENIX SPECIFICALLY DISCLAIMS ANY WARRANTY OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE.

16.2 IT IS MUTUALLY ACKNOWLEDGED THAT NEITHER PARTY HAS GIVEN ANY ASSURANCE TO THE OTHER CONCERNING THE RESULTS, PROFITABILITY OR SUCCESS OF ANY MARKETING EFFORT WHICH UNISYS MAY UNDERTAKE.


SECTION 17 - LIMITATION OF LIABILITY

17.1 EXCEPT FOR AS NECESSARY TO REMEDY INFRINGEMENT OR MISAPPROPRIATION OF INTELLECTUAL PROPERTY RIGHTS OWNED BY THE OTHER PARTY (INCLUDING RIGHTS IN CHANGES REQUIRED TO BE CONVEYED TO THE OTHER PARTY HEREUNDER), AND EXCEPT AS NECESSARY TO GIVE EFFECT TO THE EXPRESS INDEMNIFICATION

         PROVISIONS IN THIS AGREEMENT, NEITHER PARTY SHALL BE LIABLE FOR ANY INCIDENTAL, INDIRECT, SPECIAL OR CONSEQUENTIAL DAMAGES, INCLUDING, BUT NOT LIMITED TO, LOST PROFITS (EXCEPT LOST PROFITS THAT ARE DIRECT DAMAGES RESULTING FROM NON-PAYMENT OF FEES AND CHARGES DUE HEREUNDER), EVEN IF SUCH PARTY HAS BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES.

17.2 The cumulative liability of Phoenix to Unisys for all claims made by or attributable to each End User relating to the any product or service provided by Phoenix, or any other obligation of Phoenix hereunder, in contract, tort or otherwise, shall not exceed the total amount of fees received by Phoenix for such product, service or obligation with respect to that individual End User. In the event of any claims not made by or attributable to an End User, the cumulative liability of Phoenix for all claims by Unisys, in contract, tort or otherwise, which are not made by or attributable to End Users shall not exceed the total amount of fees received by Phoenix from Unisys excluding fees attributable to products, services or obligations with respect to End Users. This limitation of liability shall not apply to the indemnification provided in Section 18 below. The foregoing limitation of liability and exclusion of certain damages shall apply regardless of the success or effectiveness of other remedies.


SECTION 18 - TITLE

18.1 The Package and/or Documentation may include or require commercially available programming or materials obtained by Phoenix under contract from third-party licensors, sellers or distributors (collectively, "Third- Party Materials"). The Third-Party Materials may be subject to restrictions, payment obligations or procurement responsibilities that are different from or in addition to the restrictions and charges applicable to the Package and Documentation hereunder and, if so, Unisys and/or each End User shall be responsible for separate compliance with such restrictions, payment obligations or procurement responsibilities. Addendum D hereto lists the Third-Party Materials that are pertinent on the date of execution of this Agreement and summarizes restrictions, payment obligations and procurement responsibilities currently applicable thereto. Phoenix reserves the right to change the Exhibit at any time upon written notice to Unisys. Phoenix will cooperate with Unisys to process warranty claims, maintenance requests, or indemnification rights, to the extent available from the original licensor or supplier of such Third-Party Materials. Notwithstanding any provision in this Agreement to the contrary, Phoenix shall have no obligation, express or implied, with respect to such Third-Party Materials, except for maintenance and service obligations generally applicable to the Package as a whole under Section 9 hereof as described in Addendum G.

18.2 If a third party claims that the Package infringes any patent, copyright, trade secret, or similar intellectual property rights of that third party, Phoenix shall defend Unisys and applicable End Users against that claim at Phoenix's expense and pay all damages awarded by a court in a final judgment, provided that Unisys promptly notifies Phoenix in writing of any such claim, and allows Phoenix to control, and cooperates with Phoenix in, the defense and disposition of such claim, including any related settlement negotiations.

         If such a claim is made or appears possible, Phoenix may, at its option, secure for Unisys and any End Users the right to continue to use the Package, or modify or replace the Package so it is non-infringing.

         Phoenix has no obligation hereunder for any claim based on a modified version of the Package which has not been prepared solely by Phoenix insofar as the modifications are potentially relevant to the claim, or for any combination, operation or use of the Package with any product, data or apparatus not approved in writing by Phoenix insofar as the combination, operation or use of the Package with such other item(s) is potentially relevant to the claim. Phoenix also shall have no obligation hereunder for any claim resulting from any involuntary confiscation or expropriation of rights that may hereafter occur pursuant to action of government or law in any non-U.S. jurisdiction. THIS SECTION STATES PHOENIX'S ENTIRE OBLIGATION TO UNISYS WITH RESPECT TO MATTERS OF TITLE OR ANY CLAIM OF INFRINGEMENT THEREOF.


SECTION 19 - OTHER INTELLECTUAL PROPERTY MATTERS

19.1 The Package and Documentation are copyrighted works under U.S. and international copyright laws, treaties and conventions. Unisys shall include in all copies of the Package and Documentation the legends and notices required by Phoenix.

19.2 Unisys may not use, distribute, sell, sublease, assign, give, or transfer in any way the original or any copies of the Package or Documentation except as provided in this Agreement. Unisys may not modify, reverse engineer, decompile, or translate the Package or Documentation, except to make Changes as provided in Section 2.1(3) hereof. Unless Phoenix agrees otherwise and the parties agree on applicable royalties payable to Phoenix, Unisys may not operate a "service bureau" or provide "outsourcing services" by engaging in the business of processing accounts or records, or generating output data, for the direct benefit of any business entity or organization.

19.3 Unisys shall assist Phoenix, at Phoenix's request, in perfecting and maintaining Phoenix's rights under copyright law in each country in the Territory.

19.4 Unisys shall have the right, but not the obligation, to identify the Package according to the Package's applicable brand name, to identify Unisys as an independent business which has been authorized by Phoenix to market the Package and provide Support Services to End Users, and to use and display Phoenix's trade name, trademarks, service marks and logos for purposes of promotion and marketing of the Package intended for End Users. All such action shall be subject to reasonable advertising and usage guidelines provided by Phoenix. In all other respects, this Agreement confers no right or license with regard to Phoenix's trade name, trademarks, service marks, logos, or packaging, or any related goodwill, all of which shall be the exclusive property of Phoenix. Phoenix reserves the right to add to, change, or withdraw trade names, trademarks, service marks or logos at any time in any country or countries. Unisys shall assist Phoenix, at Phoenix's request, in perfecting and maintaining Phoenix's rights under trademark and similar laws in each country in the Territory.

19.5 Unisys shall notify Phoenix in the event that it discovers any infringement of Phoenix's rights in the Package or any violation of the terms of a License Agreement, and shall cooperate with Phoenix and assist in the prosecution of Phoenix's claims. Phoenix shall be entitled to retain any proceeds from such claims, including settlement amounts, for purposes of funding Phoenix's worldwide intellectual property protection programs.

19.6 Phoenix shall have the right to enter the premises of Unisys (or, as applicable, its Affiliates, subcontractors, agents or distributors) at any time upon reasonable request during regular business hours in a non-disruptive manner, for the purpose of inspecting the location and use of the Package and Documentation and the standard procedures of Unisys regarding retention, safekeeping, and disposal of all media and materials pertaining thereto.

19.7 Phoenix shall have the right to conduct an audit of any software product developed in whole or in part by Unisys (or, as applicable, its Affiliates, subcontractors, agents or distributors) to determine whether the development of such product has occurred without use of, reliance on, or reference to the Package or Documentation, or any Confidential Information or other intellectual property rights of Phoenix.


SECTION 20 - SOURCE CODE

In addition to the other provisions in this Agreement concerning Unisys' protection of Confidential Information of Phoenix, Unisys shall at all times comply with the following precautions with respect to the use and handling of any Source Code for the Packages:

20.1 Unisys may give access to the Source Code only to Personnel of Unisys who have a "need to know" such information in order to enable Unisys to perform Unisys' obligations under this Agreement and applicable License Agreements and Support Agreements. For this purpose, subcontractors, agents and distributors are excluded unless they are individuals included in the definition of "Personnel" herein.

20.2 Each individual who Unisys permits to receive access to the Source Code shall enter into an agreement with Unisys whereby such individual agrees to give effect to Section 8.4 (regarding ownership of Changes), and Section 13 hereof (applied as if such individual is an integral constituent of Unisys for such purpose).

20.3 Each individual who Unisys permits to receive access to the Source Code shall be prohibited from participating in any design, development or programming activities relating to any software product or programming that is competitive with the Package, with the sole exceptions of (1) the SFB Product (to the extent allowed under Section
         4.2 hereof) and (2) such other software product or programming as Phoenix may approve in the future with express reference to this
         Section 20.3 after receiving the notice required by Section 4.1 hereof.

20.4 Unisys shall report to Phoenix, when and as requested by Phoenix, but in any event at least once per year, the number, location and use of all copies of the Source Code made or received by Unisys, including any copies provided or authorized to be made by Unisys. Unisys shall also notify Phoenix, whether or not requested by Phoenix at the time, each time the Source Code is delivered to any new operating center, organization or country.


SECTION 21 - FORCE MAJEURE

Neither Unisys nor Phoenix shall be liable to the other for delays in the performance of or completion of this Agreement if notice of such delays is provided as required in Section 23.10 hereof, and if such delay is caused by strikes, riots, wars, government regulations, acts of God, fire, flood or other similar causes beyond its control; provided, however, if such delay exceeds ninety (90) days, the other party shall have the option, exercisable by written notice, to cancel the Agreement pursuant to Section 11.1 hereof. In no event, however, shall Unisys' payment obligations hereunder, the conditions for maintaining exclusivity as set forth herein, or Unisys' obligations with respect to protection of Phoenix's ownership of intellectual property rights associated with the Package and Documentation be excused or delayed.

SECTION 22 - ASSIGNMENT, ETC.

22.1 This Agreement may not be assigned by Unisys, nor may Unisys delegate or subcontract any obligation incurred hereunder or under any applicable License Agreement or Support Agreement, except as provided in Sections 22.2, 22.3 and 22.4 hereof.

22.2 Unisys may appoint subcontractors, agents, or distributors to help Unisys market the Package to prospective End Users, and to provide Support Services to End Users who enter into License Agreements, subject to the following limitations:

         1. Each such subcontractor, agent or distributor shall enter into an agreement with Unisys whereby such subcontractor, agent or distributor agrees to give effect to Section 8.4, Section 13, and Section 19 (applied as if such subcontractor, agent or distributor is an integral constituent of Unisys for such purpose).

         2. Unisys shall be strictly liable for compliance of each subcontractor, agent and distributor with the foregoing provisions of this Agreement.

         3. No subcontractor, agent or distributor may be given access to the Source Code for the Package or any Confidential Information obtained by Unisys derived from such Source Code.

22.3 In undertaking and performing this Agreement, each party shall be entitled to act through, in concert with, or for the benefit of its Affiliates (so long as they remain Affiliates), and all references to either party accordingly shall be construed to mean its Affiliates, provided that the full resources of each party remain available and committed for purposes of performance of such party's obligations hereunder, and provided further that such party is strictly liable for compliance with all provisions of this Agreement (applied as if such Affiliate is an integral constituent of such party for such purpose).

22.4 Either party may assign this Agreement to a successor to all or substantially all of its business and assets. In such event, this Agreement shall inure to the benefit of, and shall be binding upon, the parties hereto, their successors and assigns.

22.5 Unisys agrees to give Phoenix prompt notice of any change (by virtue of one transaction or any series of transactions) in control (as defined in Section 22.3 above) or principal management of Unisys. Notwithstanding Section 22.4 above, Phoenix may terminate this Agreement in connection with such a change in ownership or management, unless Phoenix is provided assurance satisfactory to Phoenix that Unisys will be able to perform its obligations hereunder at least as effectively as Unisys previously was able to provide.


SECTION 23 - GENERAL PROVISIONS

23.1     Governing Law

         This Agreement shall be construed, governed and interpreted in accordance with the laws, but not the rules relating to the choice of law, of the State of Delaware.

23.2     Captions/Headings

         The captions and headings of the Sections, clauses and paragraphs contained herein have been inserted for the convenience of the parties and shall not be construed as a part of or modifying any provisions of this Agreement.

23.3     Waiver

         The failure of either party to insist, in any one or more instances, upon the performance of any of the terms, covenants or conditions of this Agreement or to exercise any right hereunder, shall not be construed as a waiver of the future performance of any such term, covenant or condition or the future exercise of such right.

23.4     Severability

         If any court should find any particular provision of this Agreement void, illegal, or unenforceable, then that provision shall be regarded as stricken from this Agreement and the remainder of this Agreement shall remain in full force and effect.

23.5     Independent Contractors

         1. It is agreed that the relationship between the parties is that of independent contractors, and nothing contained in this Agreement shall be construed or implied to create the relationship of partners, joint venturers, agent and principal, employer and employee, or any relationship other than that of independent contractors. At no time shall either party make any commitments or incur any charges or expenses for or in the name of the other party.

         2. Unisys agrees to indemnify and hold Phoenix harmless from and against all commitments, undertakings and liabilities incurred by or on behalf of Unisys, in dealing with subcontractors, agents and distributors, and prospective or licensed End Users, insofar as such commitments, undertakings and liabilities are in addition to, or different from, the obligations expressly assumed by Phoenix hereunder, unless Unisys is authorized hereunder to incur such commitments, undertakings or liabilities.

23.6     Counterparts

         This Agreement may be executed in any number of counterparts, each of which together shall constitute one and the same instrument.

23.7     Publicity

         Neither party shall, except as may be required by law or federal regulation, or except with the prior written permission of the other party, publicly advertise this Agreement or disclose its contents.

23.8     Risk of Loss

         Until such time as deliverable items included in the Package or Documentation are in Unisys' possession, all risk of loss shall be Phoenix's.

23.9     Entire Compensation

         Except as may be specifically provided otherwise in this Agreement, each party's performance of the work and fulfillment of its other obligations under this Agreement and the granting and conveyance of licenses and rights to the other as provided herein shall be at no cost or charge to other party.

23.10    Notice of Delay

         Whenever any occurrence (e.g., an event of Force Majeure or a filing under a bankruptcy law) is delaying or threatens to delay either party's timely performance under this Agreement, that party shall promptly give notice thereof, including all relevant information with respect thereto, to the other party.

23.11    Compliance with Law

         1. The parties shall in the performance of this Agreement comply with all applicable laws, executive orders, regulations, ordinances, rules, proclamations, demands and requisitions of national governments or of any state, local or other governmental authority which may now or hereafter govern performance hereunder.

         2. This Agreement is entered into in the United States of America, all funds shall be paid to Phoenix in U.S. dollars in the United States of America, and nothing herein shall be construed to require Phoenix to do

XXX = Confidential Treatment Requested

                 business or maintain any office of business establishment outside the United States of America.

         3. Unisys shall, at its own expense, comply with all laws relating to the marketing, distribution or licensing of the Package in the Territory, and shall procure all licenses and pay all fees and other charges required thereby.

         4. Notwithstanding anything in this Agreement to the contrary, it is acknowledged and agreed that neither Phoenix nor Unisys may ship, export or re-export the Package or Documentation, or any other information, process, product or service obtained directly or indirectly from Phoenix, to any country or entity which is the subject of any prohibition imposed by the U.S. Export Administration Act of 1979, U.S. Executive Orders, the U.S. Department of Commerce, and the North Atlantic Treaty Organization. Without limiting the foregoing, Unisys is advised that U.S. export laws may currently prohibit the export of the Package, Documentation, and other technical information to Cuba. Unisys understands that, if such a prohibition applies and an export license cannot be obtained with reasonable effort, the disclosure or delivery of the Package, Documentation and other technical information may not occur. If unusual costs are involved in obtaining export licenses, Phoenix may require Unisys to accept responsibility for some or all of those costs.

23.12    Access to Books

         Through a representative selected by Phoenix for such purpose, Phoenix shall have reasonable access to the sufficient books and records of Unisys once every twelve (12) months for the sole purpose of determining the amounts due hereunder, at Phoenix's own cost; provided, however, that such auditor agrees to be bound by the provisions of Section 13. Unisys shall be responsible for the reasonable costs of such audit if Unisys is found to have understated or underpaid its royalty or other payment obligations XXXXXXXXXXXXXXX XXXXXXXXXXXXXXXXX.


SECTION 24 - ADDENDA/ATTACHMENTS

All Addenda, attachments and exhibits referred to as accompanying this Agreement are hereby incorporated in and made part of this Agreement.

SECTION 25 - SURVIVAL OF PROVISIONS

In addition to the rights and obligations which survive as expressly provided for elsewhere in this Agreement, the Sections and Addenda which by their nature should survive (including, without limitation, Sections 1, 5, 6, 8, 9 (except
9.3 and 9.4), and 10 through 26) shall survive and continue after any termination or cancellation of this Agreement.


SECTION 26 - ENTIRE AGREEMENT

This Agreement, constitutes the entire agreement between the parties with respect to the subject matter hereof and shall supersede all previous proposals, negotiations, representations, commitments, writings, agreements and other communications, both oral and written, between the parties. This Agreement may not be released, discharged, changed or modified except by an instrument in writing signed by a duly authorized representative of each of the parties.


IN WITNESS WHEREOF, this Agreement has been duly executed by the parties hereto, as of the Effective Date.


Phoenix International Ltd, Inc.                    Unisys Corporation


By: _____________________                          By: _____________________

    _____________________                              _____________________
     (Printed Name)                                      (Printed Name)

    Title: ______________                              Title: ______________


Date: ___________________                          Date: ___________________

                           SOFTWARE LICENSE AGREEMENT

                                   ADDENDUM A

                           PACKAGE AND DOCUMENTATION



The following software/data will be delivered on a DDS 90mm DAT tape cartridge. This cartridge will be recorded using Novaback Backup/Restore Program, Version 4.58.

Current release level source code files for:

- -        All Gupta SQL Windows applications (the Phoenix System's "Front End").

- -        All Sybase stored procedures (the Phoenix System's ("Back End").

- -        All SQR statement generation routines.

Current Release level:

- -        File layouts for all system reports.

- -        All UNIX scripts used to provide administrative support for Phoenix database server operations.

- -        Files that may be necessary to accommodate various components of the
         Phoenix software.

Current release level documentation:

- -        One full set of user documentation, online help source code documentation and graphics documentation.

XXX = Confidential Treatment Requested

                           SOFTWARE LICENSE AGREEMENT

                                   ADDENDUM B

                 SCHEDULE FOR ROYALTIES AND PARTICIPATION FEES


I.       PACKAGE

         Unisys shall pay to Phoenix royalties with respect to Gross Proceeds from license and branch fees paid by each End User for each sublicense of the Package based upon the following schedule:

         XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX from license and branch fees paid by the End User for each sublicense of the Package for the first four License Agreements executed after the Effective Date, not counting Pre-Qualified End Users.

         XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX from license and branch fees paid by each Pre-Qualified End User for each sublicense of the Package, XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX
         XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX.

         XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX from license and branch fees on all other License Agreements.

         XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX shall be paid by Unisys to Phoenix, through the receipt of above mentioned royalties. Such level is to be mutually determined by the parties once the appropriate and necessary market information is available and the parties shall then have the opportunity to review such level on a quarterly basis.

         If Unisys makes and completes on its own XXXXXXXXXXXXXXXXXXXXXX Package and Documentation XXXXXXXXXXXXXXX, then Phoenix's share of royalties for sublicenses of XXXXXXXXXXXXXXXXXXXXXX of the Package (when the principal version of the Package used by the End User is XXXXXXXXXX) shall be reduced by XX.

XXX = Confidential Treatment Requested

         The foregoing division of royalties will apply if Gross Proceeds from license and branch fees equal or exceed the following amounts:

         1.      BASE LICENSE AND BRANCH FEES:

         A.      PACKAGE WITH PHOENIX TELLER SYSTEM

         BRANCHES                 BASE FEES                 PER BRANCH FEE, OVER BASE FEE
         --------                 ---------                 -----------------------------
                              (IN GROSS PROCEEDS)                (IN GROSS PROCEEDS)
                              -------------------                -------------------
         XXXXXXX                  XXXXXXXX                  XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX
                                                            XXXXXXXXXXXXX

         XXXXXXXX                 XXXXXXXX                  XXXXXXXXXXXXXXXXXXXXXXXXXX
                                                            XXXXXXXXXXXXXXXX

         B.      PACKAGE WITHOUT PHOENIX TELLER SYSTEM

         BRANCHES                 BASE FEES                 PER BRANCH FEE, OVER BASE FEE
         --------                 ---------                 -----------------------------
                              (IN GROSS PROCEEDS)                (IN GROSS PROCEEDS)
                             -------------------                 -------------------
            XXXXX                 XXXXXXXX                  XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX
                                                            XXXXXXXXXXXXX

         XXXXXXXX                 XXXXXXXX                  XXXXXXXXXXXXXXXXXXXXXXXXXXX
                                                            XXXXXXXXXXXXXXX

         C.      ADJUSTMENTS

         Unisys may, if it so desires, authorize its country managers (or equivalent) to discount the foregoing base fees on a case-by-case basis by XXXXXXXX (as calculated and determined by type of fee by individual End User). With that sole exception, and unless otherwise agreed in writing by Phoenix, if the Gross Proceeds from license fees or branch fees paid by an End User are less than the foregoing amounts, then Phoenix's share of the Gross Proceeds will be correspondingly increased to equal the amount Phoenix would receive if Gross Proceeds from such fees were equal to the foregoing base fees. On the other hand, if the Gross Proceeds from license fees or branch fees paid by and End User are in excess of the foregoing amounts, then Unisys' share of the portion of the Gross Proceeds in excess of the foregoing amounts shall be XXXXXXXXXX than the split it would otherwise have (e.g., if Package with a Phoenix Teller System for XX branches should carry a license fee of XXXXXXXX and branch fees of XXXXXXXX for a total of XXXXXXXX, and if Gross Proceeds actually received for license fees and branch fees from a particular End User for XX branches is XXXXXXXX rather than XXXXXXXX, then if Unisys would otherwise be entitled to XXX of the Gross Proceeds, Unisys will instead be entitled to XXX of the Gross Proceeds on the incrmental XXXXXXXX).

XXX = Confidential Treatment Requested

II.      PARTICIPATION IN SUPPORT/MAINTENANCE FEES

         Unisys shall pay to Phoenix XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX XXXXXXXX from support and/or maintenance fees paid by each End User in connection with a sublicense of the Package based upon the following schedule:

         XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX from support and/or maintenance fees paid by all End Users in connection with each sublicense of the Package -- for all payments due or received from any or all End Users (regardless of when the sublicense is executed) until 1 year after the First Conversion Date. (For such purpose, the "First Conversion Date" shall mean the date on which Conversion and implementation have been completed for the first End User sublicensed by Unisys.)

         XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX from support and/or maintenance fees paid by all End Users in connection with each sublicense of the Package -- for all payments due or received for all payments due or received from any or all End Users (regardless of when the sublicense is executed) between 1 year and 2 years after the First Conversion Date.

         XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX from support and/or maintenance fees paid by all End User in connection with each sublicense of the Package -- for all payments due or received for all payments due or received from any or all End Users (regardless of when the sublicense is executed) after 3 years after the First Conversion Date.

         The foregoing division of royalties will apply if Gross Proceeds from support/maintenance fees received from each End User each year are XXXXXXXXXXXXXXXXXXXXXXXXXXXX of the base license and branch fees such End User would pay under Part I. If the Gross Proceeds from support/maintenance fees paid by an End User are less than the foregoing amounts, then unless otherwise agreed by Phoenix in writing, Phoenix's share of the Gross Proceeds will be correspondingly increased to equal the amount Phoenix would receive if Gross Proceeds from such fees were equal to the foregoing base fees. On the other hand, if the Gross Proceeds from support/maintenance fees paid by and End User are in excess of the foregoing amounts, then Unisys' share of the portion of the Gross Proceeds in excess of the foregoing amounts shall be XXXXXXXXXX than the split it would otherwise have (e.g., if Package with a Phoenix Teller System for XX branches should carry a license fee of XXXXXXXX and branch fees of XXXXXXX, so that the base support/maintenance fees should be XXXXXXXX per year, and if the Gross Proceeds from support/maintenance fees are instead XXXXXXXX per year, then, if Unisys would otherwise be entitled to XXX of the Gross Proceeds on support/maintenance fees, Unisys will

XXX = Confidential Treatment Requested

         instead be entitled to XXXXXXXXXXXXXXXXXXXXXXXXX on the incremental XXXXXXXXX


III.     PARTICIPATION IN IMPLEMENTATION/CONVERSION CHARGES.

         Unisys shall pay to Phoenix a participation with respect to the Gross Proceeds from all service fees or charges other than fixed annual support/maintenance fees. Such other service fees or charges for which such participation is paid shall include (without limitation) all charges for professional services and all implementation and conversion charges paid by each End User in connection with each sublicense of the Package based upon the following schedule:

         XXXXXXXXXXXXXXXXXXXXXXXX on service fees or charges in connection with the XXXXXXXXXXXXXX License Agreements executed after the Effective Date; XXXXXXXXXXXXXXXXXXXXXXXX on service fees or charges in connection with all other License Agreements.


IV.      OTHER.

After initial training (time, materials and reasonable travel & living expenses):

         [Note: amounts are stated as net amount of Gross Proceeds to be paid to Phoenix. Not intended to cover creation or development of "Latinized version" of the Package as provided in Section 8.3 hereof.]

                                                    On-site*                 Orlando*
1.       Sales and Marketing Assistance                 -- [as mutually agreed] --

2.       Training
                 Additional Training
                 (End-User or Unisys)              XXXXXXXXX                 XXXXXX(1)

                 -        Technical
                 -        User Training
                 -        Other

3.       Implementation Assistance                 XXXXXX(2)                 XXXXXX(2)

4.       Technical Assistance                      XXXXXX(2)                 XXXXXX(2)

                 -        Country-Specific
                            Requirement
                 -        Custom Code
                 -        Custom Interfaces

XXX = Confidential Treatment Requested


5.    Support                         N/A                      XXXX per
                                                               hour (w/2
                                                               hr. min.)

* For Off-Site Services, Unisys shall be responsible for transportation and living costs. For both On-Site and Off-Site Services, Unisys shall be responsible for shipping charges, costs of media, and other out-of-pocket expenses, except that Phoenix shall be entitled to reimbursement of XXXXXXXX of communications charges (unless such charges are recovered from End Users, in which case Phoenix shall be entitled to XXXX reimbursement). Phoenix and Unisys agree to cooperate in efforts to minimize communications charges to be incurred by Phoenix.

(1) Up to 3 Students for System Administrator Training and up to 8 Students for End User Training

(2)      Per 8 hour work period.

XXX = Confidential Treatment Requested


                           SOFTWARE LICENSE AGREEMENT

                                   ADDENDUM C

                                   TERRITORY


XXXXXXXXX
XXXXXX
XXXXX
XXXXXXXX
XXXXXXXXXX
Mexico
XXXX
XXXXXXXXXXXX
XXXXXXXXX
XXXXXXX
XXXXXXXX
XXXXXXXX
XXXXXX
Bermuda
XXXXXXX
XXXXXXXXXXX
XXXXXXXXXXXXXXXXXXX
XXXXXXXXXXXXXXXXXXXX
XXXXXXXXXXXXXXXXXXXXXX
XXXXXXXX
XXXXXXXXXX
XXXXXXXXX
XXXXXXX
XXXXXXX
XXXXXXXXX

                           SOFTWARE LICENSE AGREEMENT

                                   ADDENDUM D

                             THIRD-PARTY MATERIALS


Sybase run-time modules are currently included in the Package. Phoenix does not presently have authorization from Sybase to sublicense such modules in some or all of the Territory. Unisys is responsible for obtaining authorization from Sybase to copy and sublicense such modules in the Territory as part of the Package. Unisys shall be responsible for paying all fees and complying with all restrictions imposed by Sybase.

Gupta software

XXX = Confidential Treatment Requested

                           SOFTWARE LICENSE AGREEMENT

                                   ADDENDUM E

                           EXCEPTIONS TO EXCLUSIVITY

[NOTE: ADDRESSES AND CONTACT NAMES, WHERE PROVIDED, ARE NOT INTENDED TO BE LIMITING. REFERENCES TO AN EXCEPTED ORGANIZATION INCLUDE, UNLESS OTHERWISE STATED, ALL PRESENT AND FUTURE AFFILIATES OF THE LISTED EXCEPTION.]

Part I:   Existing business with other business organizations:

1. Phoenix is a party to a Global Solutions Partner Agreement with AT&T Global Information Solutions ("AT&T"), dated May 1, 1994, and a Business Framework Exhibit having an End Date of May 1, 1996 (the "AT&T Agreement").
The marketing relationship between AT&T and Phoenix is non-exclusive in the Territory, and there is currently no activity or effort by either party in furtherance of the AT&T Agreement. Phoenix's marketing activities under the AT&T Agreement are limited to defined Prospects who are the subject of an exclusive or non-exclusive referral. AT&T and Phoenix each have the right to decline a referral from the other, and to decline joint marketing opportunities that may be presented. There are no referrals pending or in effect at this time.

Phoenix has decided, independent of its discussions with Unisys, to terminate the AT&T Agreement on May 1, 1996. Notice of termination has already been issued by Phoenix to AT&T. Nonetheless, if any business opportunity exists or arises in the Territory prior to May 1, 1996 which AT&T or Phoenix desires to pursue in collaboration with one another pursuant to the AT&T Agreement, Phoenix reserves the right to do so without obligation to Unisys.

2. Phoenix has a marketing relationship currently in effect with XXXXXX XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX Pursuant to that marketing relationship, Phoenix will continue to call on and determine the role of Unisys (provided that Unisys agrees to perform such role, on terms and conditions mutually acceptable to Unisys and Phoenix) in installation, conversion and professional services for the following End Users:

                 XXXXXXXXXXXXXXXXXXXXXXXXXXXXX
                 XXXXXXXXXXXXXXXXXXXXXXXXXXX

                 XXXXXXXX
                 XXXXXXXXXXXXXXXXXXXXXXXXXXXXX

                 XXXXXXXXXXXXXXX
                 XXXXXXXXXXXXXXXXXXXXXXXXXXX

         [NOTE: THE FOREGOING XXXXXXXXXXXX SHALL CONSTITUTE HOLD-OUT ACCOUNTS, INCLUDED IN PART III OF THIS ADDENDUM.]

XXX = Confidential Treatment Requested

                 XXXXXXXXXXXXXXXXXXXXXXXXXXXXX
                 XXXXXXXXXXXXXXXXXXXXXXXXXXX

         [NOTE: THE FOREGOING XXXXXXXXXX SHALL CONSTITUTE A PRE-QUALIFIED END USER, INCLUDED IN PART II OF THIS ADDENDUM.]

3. Phoenix is a party to a General Agreement for Strategic Relationship with Hewlett-Packard Company, dated April 30, 1993 (the "H-P Agreement"). Pursuant to the H-P Agreement, Phoenix is precluded from development, porting, marketing, or selling activities in conjunction with non-HP platforms (the "exclusivity obligation"). The exclusivity obligation is binding only on Phoenix by its terms and applies only for markets in the United States and Canada. Accordingly, the exclusivity obligation is not necessarily binding on an independent distributor or licensee of the Package. Furthermore, Phoenix believes there may be legal considerations that would apply to limit its ability to require end users to procure and use an HP Platform as a condition for licensing the package. Nonetheless, to avoid question with regard to Phoenix's compliance with the H-P Agreement, Unisys acknowledges that Phoenix shall have no obligation to develop, port, market or sell the Package for use with non-HP platforms in the United States and Canada. Subject to Phoenix's prior written consent, Unisys may license the Package to Customers in the part of the Territory overlapping with the United States (i.e., Puerto Rico) only if
(1) the Customer declines to use the Package on an HP platform, or (2) the HP platform is subject to performance limiting features so that use of the Package by a Customer on an HP platform is not realistically feasible.

Unisys agrees to cooperate with Phoenix to assure that the Package is marketed and distributed for use on the HP Products in Puerto Rico. If Phoenix, in its reasonable judgment, determines that Unisys is unable to provide that assurance, Phoenix reserves the right to conduct or manage its own marketing and distribution in those areas as necessary to comply with the terms of the H-P Agreement.

XXX = Confidential Treatment Requested

Part II:  Pre-Qualified End Users


          XXXXXXXXXXXX
          XXXXXXXXXXXXXXXXXXXXXXXXXX

          XXXXXXXXXXXXXXXX
          XXXXXXXXXXXXXXXXXXXXXXX

          XXXXXXXXXXXXXXX
          XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX

          XXXXXXXXXXXXXXXXXXXXXXXXXXXXX
          XXXXXXXXXXXXXXXXXXXXXXXXXXX

          XXXXXXXXXXXXXX
          XXXXXXXXXXXXXXXXXXXXXXXXXXX

          XXXXXXXXXX
          XXXXXXXXXXXXXXXXXXXXXXX

XXX = Confidential Treatment Requested

Part III.  Hold-Out Accounts

1.       Existing End Users:

                 XXXXXXXXXXXXXXXXXXXXX
                 XXXXXX

                 XXXXXXXXXXXXXXXXXXXXXXXX
                 XXXXXXXXX

                 XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX
                 XXXXXXXXX

2.       Marketing Already Substantially in Progress

                 XXXXXXXXXXXXXXXXXXXXXX
                 XXXXXXXXXXXXXXXXXXXXXXXXXXX

                 XXXXXXXXXXX
                 XXXXXXXXXXXXXXXXX

                 XXXXXXXXXXXXXXXXXXXXXXXXXXXXX
                 XXXXXXXXXXXXXXXXXXXX

                 XXXXXXXXXXXXXXXXXXXXXXXXXXXXXX
                 XXXXXXXXXXX

                 XXXXXXXXXXXXXXXXXXXXXXXXXXXXX
                 XXXXXXXXXXXXXXXXXXXXXXXXXXX

                 XXXXXXXX
                 XXXXXXXXXXXXXXXXXXXXXXXXXXXXX

                 XXXXXXXXXXXXXXX
                 XXXXXXXXXXXXXXXXXXXXXXXXXXX

XXX = Confidential Treatment Requested

Part IV. For the benefit of understanding, the following prospective End Users have been the subject of marketing efforts by Phoenix, but may be pursued by Unisys without being treated as Pre-Qualified End Users or Hold-Out Accounts.


                 XXXXXXXXXXXXX
                 XXXXXXXXXXX

                 XXXXXXXXXXXXXXXXX
                 XXXXXXXXXXXXXXXXXXXXXXXXX

                 XXXXXXXXXXXX
                 XXXXXXXXXXXXXXXXXX

                 XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX
                 XXXXXXXXXXXXXXXXXXXXXXXXX

                 XXXXXXXXXXXXXXX
                 XXXXXXXXXXXXXXX

                 XXXXXXXXXXXXXXXXXXXXXXXXXX
                 XXXXXXX
                 XXXXXXXXXXXXXXXXXXXXX

                 XXXXXXXX
                 XXXXXX

XXX = Confidential Treatment Requested

                           SOFTWARE LICENSE AGREEMENT

                                   ADDENDUM F

                              TRAINING OBJECTIVES


Functional Area                            Objective
- ---------------                            ---------
1.       Marketing                         -       XXXXXXXXXXXXXXXXXXXXXXXXXXX
         -       Presentation/                     XXXXXXXXXXXXXXXXXXXXXXXXXX
                 Demonstration                     XXXXXXXXXXXXXXXXXXXXX
         -       Collateral                        XXXXXXXXXXXXXXXXXXXXXXXXX
         -       Tools                             XXXXXXXXXXXXXXXXXXXXXXXXXXX
                                                   XXXXXXXXXXXXXXXXXXXXXXXXXXX

                                           -       XXXXXXXXXXXXXXXXXXXXXXXXXXXX
                                                   XXXXXXX

                                           -       XXXXXXXXXXXXXXXXXXXXXXXX
                                                   XXXXXXXXXXXXXXXXXXXXXXXXXX
                                                   XXXXXXXXXXXXXXXXXXXXXXXXXX
                                                   XXXXXXXXXXXXXXXXXXXXXXX
                                                   XXXXXXXXXXXXXXX

2.       Implementation                    XXXXXXXXXXXXXXXXXXXXXXXXXXXXX
         -       Methodology               XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX
         -       PBS                       XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX
         -       Third Party               XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX
                 Software                  XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX
         -       Network and               XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX
                 System                    XXXXXXXXXXXXXXX
                 Certification

3.       Conversion                        -       XXXXXXXXXXXXXXXXXXXXXXXXX
         -       Methodology                       XXXXXXXXXXXXXXXXXX
         -       Data Mapping              -       XXXXXXXXXXXXXXXXXXXXXXXX
         -       Conversion                        XXXXXXXXXXXXXXXXXXXXX
         -       Reconciliation/                   XXXXXXX
                 Balancing                 -       XXXXXXXXXXXXXXXXXXXXXXXXX
         -       Use of Automated                  XXXXXXXXXXXXXXXXXXXXXXXXXXXX
                 Tools                             XXXXXXXXXXXXXXXXXXXX

XXX = Confidential Treatment Requested

4.       Training (End User       -        Understand and be able to train the
         and Unisys Support                trainers of end users in the areas
         Personnel):                       of: initial system set-up, system
         a.      Methodology               capabilities and processing,
         b.      Systems                   day-to-day operations, nightly
                 Administration            processing and controls, including
                                           security administration and report
                 Bank Controls             configuration.
                 R/M Controls
                 Deposit Controls
                 Loan Controls
                 Financial Controls

         c.      Implementation
                 Training

                 Account Processing
                 Batch Processing
                 Report Management
                 Teller Operations
                 Back Office
                   Operations
                 EIS and Budgeting

5.       Technical                         -       XXXXXXXXXXXXXXXXXXXXXXXXXX
         a.      Architectural                     XXXXXXXXXXXXXXXXXXXXXXX
                 Methodology                       XXXXXXXXXXXXXXXXXXXXXXXXXX
                 Network                           XXXXXXXXXXXXXXXXXXX
                 PBS System                        XXXXXXXXXXXXXXXXXXXXXXXXXXX
                   Interfaces              -       Provide appropriate understanding
                                                   of methodology of Phoenix for
                                                   making Changes at source code level.
                                                   Unless otherwise agreed, such
                                                   methodology shall provide for
                                                   Phoenix to maintain Source Code and
                                                   provide Level 2 support with respect
                                                   to the basic XXXXXXXXXXXXXXXXXXXXXX
                                                   XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX
                                                   XXXXXXXXXXX of the Package for individual
                                                   countries supporting Changes necessary for
                                                   use in such countries, but not necessarily
                                                   "customer-specific" Changes which may be
                                                   subject to separate support terms and/or
                                                   separate support charges.
                                           -       Differentiate between network,
                                                   third party, Unix, and PBS
         b.      Tools                             problems, including Level 1
                                                   versus level 2.

                                           -       Effectively configure, price,
                                                   implement, and certify PBS
                                                   compliant networks (hardware,
                                                   software, etc.).

6.       Support                           -       Differentiate between Level 1
         -       Technical                         and Level 2 support calls.
         -       User                      -       Answer end user questions
         -       Tools                             regarding feature/
                                                   functionality problems.
                                           -       Record and track open system
                                                   issues and documentation.
                                           -       Record and track user request
                                                   for enhancements.

                           SOFTWARE LICENSE AGREEMENT

                                   ADDENDUM G

                       DESCRIPTION OF SUPPORT/MAINTENANCE

LEVEL 1 -- SUPPORT/MAINTENANCE TO BE PROVIDED BY UNISYS

Level 1 is to serve as the point of contact for each End User.

In Level 1, support specialists will be provided as the experts on how to use the system. The support specialists will be responsible for receiving calls from End Users and log the calls into the automated call tracking system, Bugsy. Approximately 80 - 85% of all calls coming into Level 1 should be resolved by the Level 1 support specialist.

A typical call might be a question about how to use a specific feature of the Package. In such an instance, the support specialist would log this call into Bugsy, answer the question and close the incident.

Level 1 also covers reports of those system problems, i.e., the APY is incorrect on a statement. In such an instance, the support specialist would log this call into Bugsy and then make sure that all parameters that may affect APY are set up correctly in the End User's system. If the problem cannot be identified and resolved by the Level 1 support specialist, the problem is passed to Level 2.

LEVEL 2

Level 2 is a technical resource available if Level 1 support specialist are unable to diagnose or resolve problems with the Package.

Once a problem is properly referred from Level 1 to Level 2, the Level 2 technician should direct problem diagnosis and correction. Level 1 support experts will provide assistance, as requested, if the Level 2 technician needs to contact the End User for additional information or perform remote tasks. Problem resolution may involve changing code on the system or fixing a data field on an End User's files. If the Level 2 technician determines the Package operates per specifications but the End User would like changes made, the request is be treated as a request for modifications outside the scope of Level 2 support.

Once the Level 2 technician has completed any necessary "fix" and the "fix" has been tested by the Q/A department, as applicable, the Level 2 technician would notify Level 1 personnel that the "fix" is available. Level 1 notifies the End User of the fix and coordinates delivery and implementation of the "fix" with the End User. After the End User has verified that the "fix" in fact corrects the problem, the Level 1 support specialist closes the incident in Bugsy.

Level 2 shall include troubleshooting (to the extent within Phoenix's means) and coordination with licensors or providers of Third-Party Materials to identify and correct errors in Third-Party Materials. Phoenix shall also provide technical support for the integration of such Third-Party Materials as part of the Package.